Exhibit 99.1

Todd Patrick, Chief Executive Officer Ladenburg Thalmann 2019 Healthcare Conference New York, NY September 24, 2019 NYSE American: ARMP

2 I This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the expected benefits of the merger between AmpliPhi Biosciences Corporation and C 3 J Therapeutics, Inc . , and acquisition of a synthetic phage platform from Synthetic Genomics, Inc .; the planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; the drug product candidates to be supplied by Armata for clinical trials ; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the protection of intellectual property, including pending and issued patents, in applicable jurisdictions ; the activities to be performed by specific parties in connection with clinical trials or expanded access cases ; the potential use of bacteriophages to treat bacterial infections ; research and development plans ; the development of bacteriophage - based therapies ; the ability to select combinations of phages to formulate product candidates ; the ability to manufacture product candidates ; pursuit of additional indications ; the safety and efficacy of product candidates ; collaborations with third parties and the potential markets and market opportunities for product candidates ; potential market growth ; our partnership with Merck, known as MSD outside of the United States and Canada ; our ability to achieve our company’s vision, including improvements through engineering and success of clinical trials ; our ability to obtain financing on terms and in amounts that are acceptable to us ; our ability to meet anticipated milestones for 2019 and 2020 ; and any statements of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Forward Looking Statement

3 I • Phage discovery and synthetic biology yield robust pipeline – Newly improved P. aeruginosa phage product candidate developing rapidly • Cystic fibrosis phage product candidate identified • Synthetic phage with improved pharmacology engineered – S. aureus phage product candidate advanced through pre - IND meeting • Improved product in development – Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent • Phage - specific GMP drug manufacturing facilities – In - house manufacturing offers cost efficiency and speed to clinic – In - house formulation provides flexible approach to product form • Strong Board and Executive leadership team – Seasoned drug development team – Successful track record in capital raises, M&A, and exits • Sound capital structure – $13.2 million cash at June 30, 2019 – Traded on NYSE American: ARMP Investment Highlights A World - Leader in Phage Therapeutics

4 I Armata Stands on Long History of Phage Development M&A Yields Leading Phage Company Biocontrol Ltd. Pre - IND S. aureus and P. aeruginosa phage SGI Asset Acquisition Synthetic phage platform ▪ Pseudomonas program ▪ Pharma partnered program GMP Facility 25 MDR Cases Under EIND Targeted Antimicrobial Clinical Trials GMP Facility Novolytics Ltd.

5 I Leadership and Board of Directors Diverse Public Company Drug Development Expertise Management Todd R. Patrick CEO Steve Martin CFO Brian Varnum President and CDO Duane Morris VP, Operations Board of Directors Richard Bastiani Chair Joseph M. Patti Richard Bear Michael S. Perry Jeremy Curnock Cook Todd R. Patrick H. Stewart Parker Syntex Syntex

6 I Unmet Need in Antibiotic Resistant Infections Phages May Provide a Powerful Solution to an Urgent Public Health Threat Aug 2019 Xenleta (lefamulin)

7 I Bacteriophages Infection Yields Progeny and Results in Bacterial Lysis Source: Prescott Harley Klein’s Microbiology, 7th Ed. • The most ubiquitous organisms on Earth • Natural predators of bacteria • Highly targeted • Prior history as therapeutic agent – Antibiotics displaced phage use • Drug - resistant threat revitalized phage use

8 I Deadly Infections Successfully Treated With Phage Aortic Graft Pseudomonas Cystic Fibrosis Pseudomonas Cystic Fibrosis Pseudomonas Cystic Fibrosis NTM

9 I Phage Therapy Now And In the Future Moving Phage Into Formal Trials and Towards Commercialization Armata’s Vision • Life - changing outcomes in EIND cases – Sufficient proof to advance to formal clinical trials • Highly specific bactericidal agents – Minimal disruption of microbiome • Mechanism of action distinct from antibiotics • Replication at site of infection • Formulation versatility, treatment flexibility • Improvements through engineering – Expanded host range – Improved biofilm disruption – Preventing emergence of resistance – Phage Dx to identify treatable patients – IP for best - in - class therapeutics • Delivering proof on the promise – Randomized clinical trials providing rigorous proof of efficacy Compelling Attributes of Phage

10 I Pipeline Pathogen Discovery Preclinical Clinical Plans / Indications Pseudomonas aeruginosa Staphylococcus aureus Undisclosed Partnered AP - PA02 Phage libraries to address market expansion and new indications AP - SA01 AP - SA02 Respiratory Infections Ph 1 in Cystic Fibrosis Patients in 2020 Undisclosed Indication Bacteremia*, Respiratory Infections * pending nondilutive financing

Pseudomonas aeruginosa: Respiratory Opportunity

Cystic Fibrosis

- High prevalence of PA in all ages
- Increased risk of death at 8 years in children with PA infection
- Greater deterioration in lung function of PA-infected adolescents
- Total antibiotic sales in CF market projected to be >$400M in 2020
- Potential uses as frontline therapy or adjuvant therapy

Prevalence of PA in CF Lung Infections



P. aeruginosa
Percentage of Individuals
80
70
60
50
40
30
20
10
0
<2
2 to 5
6 to 10
11 to 17
18 to 24
25 to 34
35 to 44
≥45
Age (Years)

Source: Cystic Fibrosis Foundation Patient Registry 2017 Annual Data Report

Hospitalized Pneumonia

- PA infection drives ~300K hospitalizations/year
- PA infection associated with high morbidity / mortality
- High cost burden (excess cost of >$40,000/patient)
- Companion rapid diagnostic to drive early use in treatment paradigm

All-Cause Death After 2 years in COPD Patients



PA-positive patients
PA-negative patients
Cumulative incidence (%)
60
40
20
0
0
200
400
600
Follow-up (days)

Source: Eklöf, Clin Microbiol Infect 2019 Jun 22

PA: *Pseudomonas aeruginosa*; CF: cystic fibrosis; COPD: chronic obstructive pulmonary disease

11 I

ARMATA PHARMACEUTICALS

12 I In Vitro Killing Kinetics In Vivo Screening Manufacturing Feasibility Robust Integrated Approach Yields Improved Product Form AP - PA02 surveillance Candidate Screening Lead phage pool Identify receptors Genomic analysis ID phage family Confirm lytic Broaden Host Range Candidate pool with desired attributes: Broad host range Distinct receptors Diverse families Relevant Clinical Isolate Screening Cooperativity/ Compatibility

13 I • Robust product profile – Distinct families – Targets 4 different receptor classes – Cooperative/compatible – Broadly active against clinical isolates – Highly potent • Initiated manufacturing of clinical trial material (CTM) • Near - term regulatory filing anticipated • Phase 1 site identified for rapid execution of dosing study AP - PA02: Product Development Status Advancing toward phase 1 study in CF patients Multiple - phage product candidate identified Killing Kinetics Assay in MIC Format Control <1 ng/ml phage

14 I AP - PA02: Formulation and Production Utilizing Armata’s Proprietary Phage - Specific GMP Capabilities Liquid formulation selected Feasibility batches completed Verification batches completed Clinical batches underway to support near - term IND Suitable for inhalation and IV All intended specifications met QC data will support IND application Potency of drug substance supports doses up to at least 1E11 PFU/mL Endotoxin levels well within specifications for an IV product

15 I Near - term study Follow - on studies Future Opportunities AP - PA02: Clinical Outline Patient population: Medically stable chronically - infected CF patients Route of administration: Nebulized Goals: Safety and tolerability, PK, dose exploration Efficacy endpoints in CF populations Chronically - infected patients Primary/early intermittent infections Exacerbations Pneumonia Prevention (early intervention of colonized intubated patients) Treatment of HAP/VAP

16 I Armata’s Vision: Improvements Through Engineering Comparative Genomics 0 20 40 60 80 100 B i o f i l m ( % ) Natural Expanded Host Range Biofilm Disruptor Improved in vitro Biofilm Activity (40 clinical isolates) Single ORF driving host range Engineer super fit phage • Phage discovery effort provide basis for engineering • Incorporating best attributes from a family – Expanded host range – Increased Burst Size • Improved bactericidal and biofilm activity – Expression of heterologous proteins Engineer phage - based diagnostic • Rapid test to drive early use in treatment paradigm • Highly sensitive, can identify colonized patients

17 I Pipeline Pathogen Discovery Preclinical Clinical Plans / Indications Pseudomonas aeruginosa Staphylococcus aureus Undisclosed Partnered AP - PA02 Phage libraries to address market expansion and new indications AP - SA01 AP - SA02 Undisclosed Indication Bacteremia*, Respiratory Infections * pending nondilutive financing Respiratory Infections Ph 1 in Cystic Fibrosis Patients in 2020

18 I Phage Product Targeting Staphylococcus aureus Existing drug product (AP - SA01) • Covers >95% of clinical isolates • 3 highly - related lytic phages of one family Human exposure obtained through EINDs • Compassionate use supported safety and efficacy, but did not probe optimal dose or regimen • Randomized controlled trials next step to support registration Regulatory status • Advanced through a pre - IND • Pursuing non - dilutive funding for bacteremia New product development (AP - SA02) • Deploying integrated approach to select optimal product – Diversify phage families and targeted receptors – Enhance drug - like attributes

19 I Strong Global IP Position Through Pending and Issued Patents 12 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiries through 2038 Armata’s patents and applications cover: Therapeutic phage cocktails (Staphylococcus and Pseudomonas) and uses thereof Composition of a synthetically engineered P. aeruginosa phage Compositions of and methods for in vitro viral genome engineering Phage combinations for treating biofilm infections Co - treatment with phages and antibiotics Methods to design therapeutic combination panels of bacteriophage Bacteriophage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 9 11 R.O.W. 47 18

20 I Pseudomonas phage product candidate, AP - PA02 • File Clinical Trial Application (CTA) with relevant competent authorities in Europe • File US IND • Initiate first - in - human clinical study Staphylococcus phage product • Obtain nondilutive financing to initiate clinical study in S. aureus bacteremia • Advance improved S. aureus product to clinical candidate stage Anticipated Topline Milestones 2019/2020

21 I Investment Highlights A World - Leader in Phage Therapeutics Two candidates positioned to enter clinical development Natural phage discovery and synthetic biology yield robust pipeline Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent Phage - specific GMP drug manufacturing facilities Strong Board and Executive leadership team Sound capital structure with $13.2 million cash at June 30, 2019